UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2020

VININGS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-56194	84-3998117
(Commission File Number)	(IRS Employer Identification No.)

2030 POWERS FERRY ROAD SE, SUITE #212

ATLANTA, GA 30339

(Address of principal executive offices and zip code)

404-816-8240

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2020, Vinings Holdings, Inc., (“VININGS”) entered into an Agreement and Plan of Merger (the “Agreement and Plan”) with Coeptis Pharmaceuticals, Inc., a Delaware corporation (“COEPTIS”) and Coeptis Acquisition Corp., a wholly-owned subsidiary of VININGS, domiciled in Delaware (“Acquisition Sub”). Pursuant to the terms of the Agreement and Plan, VININGS and COEPTIS intend to effect a merger, pursuant to which Acquisition Sub will merge with and into COEPTIS and COEPTIS will survive, as a result of which the entire issued share capital of COEPTIS (the “COEPTIS Shares”) will be deemed for all purposes to represent shares of common stock of VININGS upon the terms and subject to the conditions set forth in the Agreement.

COEPTIS agreed to transfer to VININGS all of the COEPTIS Shares in exchange for the issuance of 25,178,840 shares of VININGS common stock.

In connection with the Merger, VININGS will take the necessary action to effectuate a name and symbol change.

In addition, the sole officer and Director of VININGS, Erik Nelson, shall resign from his officer positions at VININGS effective simultaneous with the Closing, and shall be replaced by the new officers designated by COEPTIS. Erik Nelson shall remain a director on VININGS' post-merger board of directors, holding one of the five (5) board of director seats that are being established upon effectiveness of the Merger. The remaining seats on the board of directors shall be designated by COEPTIS and shall be approved pre-closing by all parties. Post-Merger officers of VININGS shall be appointed by the post-Merger board of directors. VININGS will report biographical and compensation information at the time of appointment.

The description of the transactions contemplated by Agreement and Plan as referenced herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Exhibits filed herewith and incorporated by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits

(d) The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
2.1	Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vinings Holdings, Inc.

By:

/s/ Erik S. Nelson

____________________

Erik S. Nelson

Title: CEO

Date: January 4, 2021